Exhibit 99.1

Health Discovery Corporation Plaintiff, v. Intel Corporation Defendant. Civil Action No. 6:20 - cv - 00666 - ADA The Honorable Alan D. Albright JURY TRIAL DEMANDED UPDATED JOINT CLAIM CONSTRUCTION STATEMENT Pursuant to the Court’s December 21 , 2020 Scheduling Order (Dkt . No . 27 ), Plaintiff Health Discovery Corporation (“Plaintiff” or “HDC”) and Defendant Intel Corporation (“Defendant” or “Intel”) (collectively referred to as the “Parties”) hereby respectfully submit this Joint Claim Construction Statement . The Joint Claim Construction Statement identifies agreed and disputed constructions for each of the claim terms at issue concerning U . S . Patent No . 10 , 402 , 685 (“the ’ 685 patent”), U . S . Patent No . 7 , 117 , 188 (“the ’ 188 patent”), U . S . Patent No . 7 , 542 , 959 (“the ’ 959 patent”), U . S . Patent No . 8 , 095 , 483 (“the ’ 483 patent”) . 1 I. PROPOSED CONSTRUCTION OF EACH DISPUTED CLAIM TERM Attached as Exhibit A is the parties’ chart of proposed constructions for the claim terms that are in dispute for the ’685 patent, the ’188 patent, the ’959 patent, and the ’483 patent. The chart sets forth each party’s positions regarding proposed constructions of these disputed claim terms. II. CONSTRUCTION OF CLAIM TERMS ON WHICH THE PARTIES AGREE After conferences pursuant to the Court’s Scheduling Order, the Parties have reached agreement upon the construction of the following terms: Case 6:20 - cv - 00666 - ADA Document 48 Filed 06/01/21 Page 1 of 6 Exhibit 99.1 IN THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF TEXAS WACO DIVISION

2 Term(s) and Asserted Claims Parties’ Agreed Construction “training” terms -- “training data,” “training set,” “training data set” and “training example” • ’188 patent (claims 1, 8, 9, 11, 13, 18, 19) • ’959 patent (claims 1, 12, 16) • ’483 patent (claims 1, 7, 13, 18, 22, 32) • ’685 patent (claims 1 - 4, 6 - 8, 11 - 15, 17 - 18, 23) “data having known output characteristics” “live” terms – “live data set” and “live set of data” • ’188 patent (claims 1, 8, 9, 13, 19) “data having unknown output characteristics” “Support Vector Machine” • ’188 patent (claims 1 - 2, 10, 13, 17, 19 - 20) • ’959 patent (claims 1, 12, 16) • ’483 patent (claims 1, 7, 13, 18, 22, 32) • ’685 patent (claims 7, 18) ’188 patent: Claims 1, 2, 10: “a supervised mathematical learning algorithm that constructs an optimal separating hyperplane based on a subset of a training set and classifies data according to the optimal separating hyperplane” Claims 13, 17, 19, 20: “a supervised mathematical learning algorithm that constructs an optimal separating hyperplane based on a subset of a training data set and classifies data according to the optimal separating hyperplane” ’959 patent: “a supervised mathematical learning algorithm that constructs an optimal separating hyperplane based on a subset of a training data set and classifies data according to the optimal separating hyperplane” ’483 patent: Claims 1 and 22: “a supervised mathematical learning algorithm that constructs an optimal separating hyperplane based on a subset of training examples and classifies data Case 6:20 - cv - 00666 - ADA Document 48 Filed 06/01/21 Page 2 of 6

according to the optimal separating hyperplane” Claims 7, 13, 32: “a supervised mathematical learning algorithm that constructs an optimal separating hyperplane based on a subset of training samples and classifies data according to the optimal separating hyperplane” Claim 18: “a supervised mathematical learning algorithm that constructs an optimal separating hyperplane based on a subset of the training data and classifies data according to the optimal separating hyperplane” ’685 patent: Claim 7: “a supervised mathematical learning algorithm that constructs an optimal separating hyperplane based on a subset of training data and classifies data according to the optimal separating hyperplane” Claim 18: “a supervised mathematical learning algorithm that constructs an optimal separating hyperplane based on a subset of the training data and classifies data according to the optimal separating hyperplane” III. 3 LENGTH OF TIME NECESSARY FOR CLAIM CONSTRUCTION HEARING The parties anticipate that the length of time necessary for a hearing on the claim construction issues is approximately 4 hours. Dated: June 1, 2021 Respectfully submitted, By: /s/ Charles E. Cantine Erick Robinson (TX Bar No. 24039142) Porter Hedges LLP 1000 Main St, 36th Floor Case 6:20 - cv - 00666 - ADA Document 48 Filed 06/01/21 Page 3 of 6

4 Houston, TX 77002 Phone: 713 - 226 - 6615 Mobile: 713 - 498 - 6047 Fax: 713 - 583 - 9737 erobinson@porterhedges.com Charles E. Cantine (admitted pro hac vice ) Joseph Diamante (admitted pro hac vice ) Dunlap Bennett & Ludwig PLLC 349 5th Avenue New York, NY 10016 Telephone: (917) 768 - 0613 Fax: (703) 777 - 3656 ccantine@dbllawyers.com jdiamante@dbllawyers.com Attorneys for Health Discovery Corporation By: /s/ Sarah E. Piepmeier Sarah E. Piepmeier (CA Bar No. 227094) SPiepmeier@perkinscoie.com PERKINS COIE LLP 505 Howard Street, Suite 1000 San Francisco, CA 94105 Tel: (415) 344 - 7000 Fax: (415) 344 - 7050 Jose C. Villarreal (TX Bar No. 24003113) PERKINS COIE LLP 500 W. 2nd Street, Suite 1900 Austin, TX 78701 Phone (737) 256 - 6100 jvillarreal@perkinscoie.com Bryan Banks (admitted pro hac vice) PERKINS COIE LLP 2901 N. Central Avenue, Suite 2000 Phoenix, AZ 85012 Phone: (602) 351 - 8096 BBanks@perkinscoie.com Allison Altersohn (NY Bar No. 2894384) KING & SPALDING LLP Case 6:20 - cv - 00666 - ADA Document 48 Filed 06/01/21 Page 4 of 6

5 1185 6th Avenue New York, NY 10036 Phone: (212) 556 - 2100 aaltersohn@kslaw.com Brent P. Ray (IL Bar No. 6291911) KING & SPALDING LLP 353 N. Clark, Ste. 1200 Chicago, IL 60654 Phone: (312) 995 - 6333 bray@kslaw.com Steve M. Zager (TX Bar No. 2241500) KING & SPALDING LLP 500 W. 2nd Street, Suite 1800 Austin, TX 78701 Phone: (512) 457 - 2000 szager@kslaw.com Lori Gordon (DC Bar No. 490390) KING & SPALDING LLP 1700 Pennsylvania Ave NW Washington, DC 20006 Phone: (202) 737 - 0500 lgordon@kslaw.com ATTORNEYS FOR DEFENDANT INTEL CORPORATION Case 6:20 - cv - 00666 - ADA Document 48 Filed 06/01/21 Page 5 of 6

6 CERTIFICATE OF SERVICE I hereby certify that on the 1 st day of June 2021 , the undersigned electronically filed the foregoing with the Clerk of Court using the CM/ECF system which will send notification of such filing to all attorneys of record registered to receive filings and notices in this action . /s/ Charles E. Cantine Charles E. Cantine Case 6:20 - cv - 00666 - ADA Document 48 Filed 06/01/21 Page 6 of 6

EXHIBIT A Case 6:20 - cv - 00666 - ADA Document 48 - 1 Filed 06/01/21 Page 1 of 4

Case 6:20-cv-00666-ADA Document 48-1 Filed 06/01/21 Page 2 of 4

EXHIBIT A: JOINT CLAIM CONSTRUCTION CHARTS FOR DISPUTED CLAIM TERMS

Term and Asserted Claims	Plaintiff's Proposed Construction	Defendant's Proposed Construction
"Data" • '188 patent (claims 1, 8, 11, 13, 18, 19) • '959 patent (claims 1, 10, 12, 16) • '483 patent (claim 18) • '685 patent (claims 1-4, 7-8, 12-15, 18) Proposed by Intel	Plain and Ordinary Meaning	"biological data"
"the kernel data" • '685 patent (claims 1, 3-4, 7, 12, 14-15) Proposed by Intel	Plain and Ordinary Meaning ***Alternatively, if the Court determines a construction is needed***, "components of the kernel matrix"	"components of the kernel matrix that are updated during training of a support vector machine"
"Repeating" terms • '188 patent (claims 1, 13, 19) • '959 patent (claims 1, 12, 16) • '483 patent (claims 1, 6-7, 13, 18, 22, 32) • '685 patent (claims 1, 7, 12, 18) Proposed by Intel	Plain and Ordinary Meaning	'188 patent: "performing recursive feature elimination by repeating steps (a) through (d) for a plurality of iterations" '959 patent: "performing recursive feature elimination by repeating steps (c) through (e) for a plurality of iterations" '483 patent: • Claims 1/22: "performing recursive feature elimination by repeating steps (c) through (d) for the reduced set of features for a plurality of iterations"

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2 • Claim 7: “performing recursive feature elimination by repeating the steps of eliminating at least one feature, generating an updated kernel matrix and determining an updated value” • Claims 13/32: “performing recursive feature elimination by repeating steps (c) through (e)” • Claim 18: “performing recursive feature elimination by repeating steps eliminating, calculating an updated kernel matrix and determining an updated value for a plurality of iterations” ’685 patent: • Claims 1/12: “performing recursive feature elimination by repeating of eliminating the at least one feature from the group and updating the value for each feature of the group” • Claim 7: “performs recursive feature elimination by repeating of eliminating the at least one feature from the group and updating the value for each feature of the group” • Claim 18: “performing recursive feature elimination by repeating steps eliminating, calculating an updated kernel matrix and determining an updated Case 6:20 - cv - 00666 - ADA Document 48 - 1 Filed 06/01/21 Page 3 of 4

3 value for a plurality of iterations” Case 6:20 - cv - 00666 - ADA Document 48 - 1 Filed 06/01/21 Page 4 of 4